Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the six months ended April 30, 2007


Portfolio:			Credit Suisse High Income Fund


Security:			Intelsat Bermuda,Ltd.

Date Purchased:			1/9/07


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		125


Total Principal Purchased
by the Portfolio *:		$125,000


% of Offering Purchased
by the Portfolio:		0.02%


Broker:				Deutsche Banc Alex. T. Brown, Inc.

Member:				Joint Lead Manager



Portfolio:			Credit Suisse High Income Fund


Security:			Pilgrims Pride Corp.


Date Purchased:			1/19/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		640


Total Principal Purchased
by the Portfolio *:		$640,000


% of Offering Purchased
by the Portfolio:		0.26%


Broker:				Lehman Brothers Inc.


Member:				Co-Manager




Portfolio:			Credit Suisse High Income Fund


Security:			Level 3 Financing, Inc.


Date Purchased:			2/9/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		275


Total Principal Purchased
by the Portfolio *:		$275,000


% of Offering Purchased
by the Portfolio:		0.09%


Broker:				Merrill Lynch, Prierce Fenner and Smith


Member:				Joint Lead Manager





Portfolio:			Credit Suisse High Income Fund


Security:			Umbrella Acquisition,Crop. Bond


Date Purchased:			3/1/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		125


Total Principal Purchased
by the Portfolio *:		$125,000


% of Offering Purchased
by the Portfolio:		0.01%


Broker:				Banc of Amer Secs Llc


Member:				Joint Lead Manager





Portfolio:			Credit Suisse High Income Fund


Security:			General Cable, Corp.


Date Purchased:			3/15/2007


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		250


Total Principal Purchased
by the Portfolio *:		$250,000


% of Offering Purchased
by the Portfolio:		0.13%


Broker:				Goldman Sachs and Co. Csam-NY

Member:				Co-Manager






Portfolio:			Credit Suisse High Income Fund


Security:			Hawker Beechcraft


Date Purchased:			3/16/2007


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		300


Total Principal Purchased
by the Portfolio *:		$300,000


% of Offering Purchased
by the Portfolio:		0.08%


Broker:				Goldman Sachs and Co. Csam-NY

Member:				Joint Lead Manager






Portfolio:			Credit Suisse High Income Fund


Security:			Hawker Beechcraft Acq, Co.


Date Purchased:			3/16/2007


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		125


Total Principal Purchased
by the Portfolio *:		$125,000


% of Offering Purchased
by the Portfolio:		0.04%


Broker:				Goldman Sachs and Co. Csam-NY


Member:				Joint Lead Manager





Portfolio:			Credit Suisse High Income Fund


Security:			Moblie Mini, Inc. 144A


Date Purchased:			4/23/2007


Price Per Share:		$99.548


Shares Purchased
by the Portfolio *:		325


Total Principal Purchased
by the Portfolio *:		$32,353.10


% of Offering Purchased
by the Portfolio:		0.22%


Broker:				Deutche Banc (Fixed Income) Csam-NY

Member:				Co-Manager




Portfolio:			Credit Suisse High Income Fund


Security:			Petroplus Finance, Ltd


Date Purchased:			4/25/2007

Price Per Share:		$100


Shares Purchased
by the Portfolio *:		125


Total Principal Purchased
by the Portfolio *:		$12,500


% of Offering Purchased
by the Portfolio:		0.02%


Broker:				Morgan Stanley & Co. Inc. Csam-NY

Member:				Joint Lead Manager




Portfolio:			Credit Suisse High Income Fund


Security:			Petroplus Finance, Ltd


Date Purchased:			4/25/2007


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		150


Total Principal Purchased
by the Portfolio *:		$15,000


% of Offering Purchased
by the Portfolio:		0.03%


Broker:				Morgan Stanley & Co. Inc. Csam-NY

Member:				Joint Lead Manager




Portfolio:			Credit Suisse High Income Fund


Security:			Idearc, Inc.


Date Purchased:			11/01/2006


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		180


Total Principal Purchased
by the Portfolio *:		$180,000


% of Offering Purchased
by the Portfolio:		0.01%


Broker:				JPMorgan Chase Manhattan Bank


Member:				Co-Manager





Portfolio:			Credit Suisse High Income Fund


Security:			Freescale Semiconductor


Date Purchased:			11/16/2006


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		660


Total Principal Purchased
by the Portfolio *:		$660,000


% of Offering Purchased
by the Portfolio:		0.04%


Broker:				Citigroup Global Markets


Member:				Joint Lead Manager-books




Portfolio:			Credit Suisse High Income Fund


Security:			Freescale Semiconductor


Date Purchased:			11/16/2006


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		1055


Total Principal Purchased
by the Portfolio *:		$1,055,000


% of Offering Purchased
by the Portfolio:		0.21%


Broker:				Citigroup Global Markets

Member:				Joint Lead Manager-books





Portfolio:			Credit Suisse High Income Fund


Security:			Mosaic, Co.


Date Purchased:			11/16/2006


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		175


Total Principal Purchased
by the Portfolio *:		$175,000


% of Offering Purchased
by the Portfolio:		0.04%


Broker:				JPMorgan Chase Manhattan Bank

Member:				Co-Manager




Portfolio:			Credit Suisse High Income Fund


Security:			Opti Canada, Inc.

Date Purchased:			12/08/2006


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		275


Total Principal Purchased
by the Portfolio *:		$275,000


% of Offering Purchased
by the Portfolio:		0.03%


Broker:				RBC Dominion Securities, Corp.

Member:				Joint Lead Manager-books